                                                                   EXHIBIT 10.36

                                 FIRST AMENDMENT

     FIRST AMENDMENT (this "First Amendment"), dated as of October 9, 2002, among RADIAN REINSURANCE INC. (f/k/a Enhance Reinsurance Company), a New York stock insurance company (the "Borrower"), the Banks from time to time party to the Credit Agreement referred to below, and DEUTSCHE BANK AG, NEW YORK BRANCH, as Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

                              W I T N E S S E T H :

     WHEREAS, the Borrower, the Banks, and the Agent have entered into Credit Agreement, dated as of November 7, 2001 (as amended, modified or supplemented through the date hereof, the "Credit Agreement"); and

     WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend and/or modify certain provisions of the Credit Agreement as provided herein;

     NOW, THEREFORE, it is agreed;

A.   Amendments to the Credit Agreement

     1. The definition of the term "Insured Obligation" appearing in Section
1.01 of the Credit Agreement is hereby amended by deleting the reference to "Section 6904 (b) (1) (A), (B) or (C)" appearing therein and inserting a reference to "Section 6904(b) (1) (A), (B), (C) or (I)" in lieu thereof.

     2. The definition of the term "Loss Threshold Incurrence Date" appearing in
Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the amount "$200,000,000" appearing therein and inserting the amount "$340,000,000" in lieu thereof, (ii) deleting the percentage "7%" appearing therein and inserting the percentage "8.5%" in lieu thereof and (iii) deleting the text "any date of determination thereof" appearing therein and inserting the text "the date of determination thereof" in lieu thereof.

     3. The definition of the term "Prime Lending Rate" appearing in Section
1.01 of the Credit Agreement is hereby amended by inserting the text "for loans in Dollars in the United States" immediately after the text "from time to time as its prime lending rate" appearing therein.

     4. Section 1.01 of the Credit Agreement is further amended by inserting the following new definitions in the appropriate alphabetical order:

          "First Amendment" shall mean the First Amendment to this Agreement, dated as of October 9, 2002.

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          "First Amendment Effective Date" shall have the meaning provided in the First Amendment.

     5. Section 3.01(a) of the Credit Agreement is hereby amended by deleting the percentage "0.6%" appearing therein and inserting the percentage "0.55%" in lieu thereof.

     6. Section 3.04(a) of the Credit Agreement is hereby amended by (i) deleting the date "November 7, 2008" appearing therein and inserting the date "October 9, 2009" in lieu thereof, (ii) deleting the number "60" appearing therein and inserting the number "90" in lieu thereof and (iii) deleting the date "November 7" appearing therein and inserting the date "October 9" in lieu thereof.

     7. Section 7.05 (a) of the Credit Agreement is hereby amended by deleting all of the references to the date "December 31, 2000" appearing therein and inserting in all instances the date "December 31, 2001" in lieu thereof.

     8. Section 7.05(b) of the Credit Agreement is hereby amended by deleting the last sentence appearing therein and inserting the following sentence in lieu thereof: "At June 30, 2002, Average Annual Debt Service was $3,168,058,827.

     9. Section 7.05(c) of the Credit Agreement is hereby amended by (i) deleting the dates "December 31, 1999" and "December 31, 2000" appearing therein and inserting the dates "December 31, 2000" and "December 31, 2001" respectively in lieu thereof and (ii) deleting the date "June 30, 2001" appearing therein and inserting the date "June 30, 2002" in lieu thereof.

     10. Section 7.17 of the Credit Agreement is hereby amended by deleting the date September 30, 2001 appearing therein and inserting the date "June 30, 2002 in lieu thereof.

     11. The Credit Agreement is further amended by deleting Schedules I and II and inserting new Schedules I and II attached hereto.

     12. For the purposes of the definitions of "Bank," "Commitment Period," "Covered Portfolio" and "Insured Obligations" appearing in Section 1.01 of the Credit Agreement, Sections 2.05, 3.01, 3.03(b) and 3.04, the first paragraph of
Section 7, Sections 7.02 and 7.04, the first paragraph of Section 8, Section 8.08, the first paragraph of Section 9, and Section 12.04(b), each reference to the term "Effective Date" appearing therein shall be deemed to be a reference to the term "First Amendment Effective Date."

B.   Miscellaneous Provisions

     1. In order to induce the Banks to enter into this First Amendment, the Borrower hereby represents and warrants to each of the Banks that (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the First Amendment Effective Date (as defined below), both before and after giving effect to this First Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) there exists no Default or Event of

                                      -2-

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Default on the First Amendment Effective Date, both before and after giving effect to this First Amendment.

     2. This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     3. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with, the Borrower and the Agent.

     4. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     5. This First Amendment shall become effective on the date (the "First Amendment Effective Date") when:

          (i) the Borrower and each Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent.

          (ii) the Borrower shall have delivered to each Bank a Note executed by the Borrower substantially in the form of Exhibit B to the Credit Agreement and in the amount, maturity and as otherwise provided in the Credit Agreement as amended hereby.

          (iii) the Agent shall have received separate opinions addressed to it and the Banks and dated the First Amendment Effective Date from Cadwalader, Wickersham & Taft and David Beidler, Senior Vice President and Chief Legal Officer of the Borrower, covering the matters set forth in Exhibit C to the Credit Agreement.

          (iv) the Agent shall have received a certificate, dated the First Amendment Effective Date, signed by the president or any vice president of the Borrower, and attested to by the secretary or any assistant secretary of the Borrower, in the form of Exhibit D to the Credit Agreement with appropriate insertions, together with copies of the charter documents and resolutions of the Borrower referred to in such certificate.

          (v) all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated in this First Amendment shall be satisfactory in form and substance to the Agent, and it shall have received all information and copies of all documents and papers, including records of corporate proceedings and governmental approvals, if any, which the Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

          (vi) the Agent shall have received a certificate, dated the First Amendment

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     Effective Date, signed by the president, the chief financial officer or other senior financial officer of the Borrower, setting forth in reasonable detail as of June 30, 2002 (i) each Insured Obligation in the Covered Portfolio and each reinsurance agreement or similar arrangement which covers any material amount of such Insured Obligations, (ii) each default by the issuer of any such Insured Obligation or other obligor with respect thereto which has formed or the Borrower reasonably expects to form the basis of a claim under an Insurance Contract, in each case to the extent the Borrower has knowledge thereof, (iii) each default by any party to any such reinsurance agreement or similar arrangement, (iv) each claim paid by the Borrower under any Insurance Contract with respect to such Insured Obligations and (v) the Borrower's reasonable estimate as of June 30, 2002 of Installment Premiums payable with respect to the Covered Portfolio.

          (vii) all necessary governmental (domestic and foreign) and third party approvals in connection with the transactions contemplated by the Credit Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the transactions contemplated by the Credit Documents and otherwise referred to herein or therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the making of the Loans.

          (viii) no litigation by any entity (private or governmental) shall be pending or threatened with respect to the Credit Documents or any documentation executed in connection herewith or the transactions contemplated hereby, or with respect to any material Indebtedness of the Borrower or which any Bank shall determine would reasonably be expected to have a materially adverse effect on the business, operations, property, assets, liabilities, prospects or condition (financial or otherwise) of the Borrower.

          (ix) the Borrower shall have paid to the Agent and to the Banks all costs, fees and expenses (including, without limitation, legal fees and expenses) payable to the Agent and/or the Banks to the extent then due.

     6. From and after the First Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as modified hereby.

                                      * * *

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     IN WITNESS WHEREOF, the undersigned have caused this First Amendment to be duly executed and delivered as of the date first above written.

                                             RADIAN REINSURANCE INC.


                                             By
                                               ---------------------------------
                                             Title:


                                             WESTLB  AG NEW YORK BRANCH


                                             By
                                               ---------------------------------
                                               Title:


                                             By
                                               ---------------------------------
                                               Title:


                                             COOPERATIEVE CENTRALE
                                               RAIFFEISEN-BOERENLEENBANK,
                                               B.A., "RABOBANK NEDERLAND",
                                               NEW YORK BRANCH


                                             By
                                               ---------------------------------
                                               Title:


                                             By
                                               ---------------------------------
                                               Title:


                                             NORDDEUTSCHE LANDESBANK
                                               GIROZENTRALE, NEW YORK
                                               BRANCH


                                             By
                                               ---------------------------------
                                               Title:


                                             By
                                               ---------------------------------
                                               Title:

                                             DEUTSCHE BANK AG,
                                               NEW YORK BRANCH,
                                               Individually and as Agent


                                             By
                                               ---------------------------------
                                               Title:


                                             By
                                               ---------------------------------
                                               Title:

                                      -2-

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                                                                      SCHEDULE I

PART A

                                   Commitments

Name                                                                 Commitment
----------------------------------                                  ------------
Deutsche Bank AG,                                                   $ 50,000,000
   New York Branch

WestLB AG New York Branch                                           $ 25,000,000

Cooperatieve Centrale                                               $ 30,000,000
   Raiffeisen-Boerenleenbank, B.A.,
   "Rabobank Nederland",
   New York Branch

Norddeutsche Landesbank                                             $ 20,000,000
   Girozentrale, New York Branch

      Total                                                         $125,000,000
                                                                    ============

PART B

                                  Part B Banks

Deutsche Bank AG New York Branch
WestLB AG New York Branch
Norddeutsche Landesbank Girozentrale, New York Branch

PART C
                       Part C Banks/Contingent Commitments

Name                                                       Contingent Commitment
----                                                       ---------------------
None